Exhibit 10.1
SEVENTH AMENDMENT TO
REVOLVING FACILITY CREDIT AGREEMENT
This SEVENTH AMENDMENT TO REVOLVING FACILITY CREDIT AGREEMENT, dated as of May 5, 2026 (this “Amendment”), is by and among ROYAL GOLD, INC., a corporation organized under the laws of the State of Delaware, as borrower (the “U.S. Borrower”), RGLD Gold AG, a company incorporated under the laws of Switzerland with its registered address at Alpenstrasse 6, 6004 Lucerne, Switzerland (the “Swiss Borrower” and collectively with the U.S. Borrower, the “Borrowers” and each, a “Borrower”), RG ROYALTIES, LLC (f/k/a RG Mexico, Inc.), a limited liability company organized under the laws of the State of Delaware, as a guarantor (“RG Royalties”), ROYAL GOLD INTERNATIONAL HOLDINGS, INC., a corporation organized under the laws of the State of Delaware, as a guarantor (“RG International”), RGLD HOLDINGS, LLC, a Delaware limited liability company, as a guarantor (“RGLD Holdings”), RGLD Gold (Canada) ULC, an Alberta unlimited liability company, as a guarantor (“RGLD Gold”), INTERNATIONAL ROYALTY CORPORATION, a Canadian corporation, as a guarantor (“International Royalty”), Premier Royalty U.S.A. LLC, a Delaware limited liability company, as a guarantor (“Premier”), Sandstorm Metals & Energy (U.S.) LLC, a Delaware limited liability company, as a guarantor (“Sandstorm”), Bridgeport Gold LLC, a Nevada limited liability company, as a guarantor (“Bridgeport”), Coral Resources, LLC, a Nevada limited liability company, as a guarantor (“Coral”), Hod Maden Holdings Ltd., a corporation existing under the laws of the Province of British Columbia, as a guarantor (“Hod Maden”) and SA Targeted Investing Corp., a Canadian corporation, as a guarantor (“SA Targeted” and together with RG Royalties, RG International, RGLD Holdings, RGLD Gold, International Royalty, Premier, Sandstorm, Bridgeport, Coral, Hod Maden and SA Targeted, the “Guarantors” and each, a “Guarantor”), those banks and financial institutions identified as a “Lender” on the signature pages hereto (individually, each a “Lender” and collectively, the “Lenders”) and THE BANK OF NOVA SCOTIA, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

Recitals
A.    The Administrative Agent, the Lenders, the Borrowers and the Guarantors are parties to that certain Revolving Facility Credit Agreement, dated as of June 2, 2017 (as amended by the Amendment and Consent to Revolving Facility Credit Agreement, dated as of May 15, 2018, the Second Amendment to Revolving Facility Credit Agreement, dated as of June 3, 2019, Third Amendment to Revolving Facility Credit Agreement, dated as of September 20, 2019, Fourth Amendment to Revolving Facility Credit Agreement, dated as of July 7, 2021, Fifth Amendment to Revolving Facility Credit Agreement, dated as of June 28, 2023, Sixth Amendment to Revolving Facility Credit Agreement, dated as of June 26, 2025, and Incremental Joinder to Revolving Facility Credit Agreement, dated as of August 5, 2025, the “Existing Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”). Unless otherwise defined herein, capitalized terms defined in the Amended Credit Agreement have the same meanings when used in this Amendment.
B.    The Borrowers desire to increase the aggregate amount of Incremental Loan commitments permitted under Section 2.5 of the Existing Credit Agreement.
RGI / BNS / Seventh Amendment

C.    The Borrowers have requested that the Administrative Agent and each Lender consent to the modifications contemplated by this Amendment.
D.    The Administrative Agent and each Lender is willing to agree to such request, subject to and in accordance with the terms and conditions set forth in this Amendment.
Agreement
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to the Credit Agreement. Effective as of the Seventh Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement is hereby amended as follows:
a.Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:
““Seventh Amendment” means that certain Seventh Amendment to Revolving Facility Credit Agreement, dated as of May 5, 2026, by and among Borrowers, the Guarantors, the Administrative Agent and the Lenders party thereto.”;
““Seventh Amendment Effective Date” has the meaning set forth in the Seventh Amendment”; and
b.Section 2.5(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Borrowers may at any time and from time to time after the Seventh Amendment Effective Date by written notice from the Borrower Representative to the Administrative Agent (whereupon the Administrative Agent shall make such notice available to each of the Lenders) request one or more additional new revolving loan tranches (an “Incremental Loan”) increasing the aggregate amount of the commitments hereunder (each such increase, a “Commitment Increase”) in an aggregate amount not to exceed $600,000,000 from any existing Lender or, subject to compliance by the Swiss Borrower with the Non-Bank Rules, an Additional Incremental Lender (which Additional Incremental Lender shall become a “Lender” hereunder subject to the prior consent of the Administrative Agent and Borrowers, such consent not to be unreasonably withheld, conditioned or delayed). Each such written notice shall specify: (i) the date on which Borrowers propose that the Commitment Increase shall be effective (the “Loan Increase Effective Date”), which shall be a date not less than ten (10) Banking Days after the date on which such notice is delivered to the Administrative Agent, (ii) the amount of such proposed Commitment Increase (which shall not exceed an aggregate of $600,000,000 for all Commitment Increases), and (iii) the identity of each Lender (including each Additional

RGI / BNS / Seventh Amendment

Incremental Lender) to whom Borrowers propose each portion of such Commitment Increase and related Incremental Loan be allocated and the amount of each such allocation. No existing Lender will have any obligation to accept or make any portion of any Incremental Loan or to make any Loan associated with any Commitment Increase. Each Lender, in its sole discretion, may either grant or deny any increase in its respective commitment.”.
2.Representations and Warranties; Reaffirmation of Security Interests.
a.Each Borrower and each other Obligor hereby (i) confirms that all of the representations and warranties set forth in the Amended Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Obligor as of the Seventh Amendment Effective Date except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and (ii) covenants to perform its respective obligations under the Amended Credit Agreement.
b.Each Borrower and each other Obligor hereby further represents and warrants that (i) this Amendment has been duly authorized, executed and delivered by each of them, (ii) this Amendment is binding upon and enforceable against each of them in accordance with its terms and (iii) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of the transactions contemplated hereby.
c.Each Borrower and each other Obligor hereby irrevocably confirms and agrees that each Credit Document to which it is a party, and all guaranties, grants of security, debentures, mortgages, liens, deeds, pledges and rights thereunder, respectively, are hereby continued, ratified and confirmed, remain in full force and effect, remain fully perfected, and apply to the Amended Credit Agreement.
3.Conditions Precedent. This Amendment shall become effective as of the date hereof upon (and only upon) satisfaction of the following conditions precedent (the “Seventh Amendment Effective Date”):
a.The Administrative Agent shall have received duly executed counterparts of a signature page (including any Electronic Signature) of this Amendment from each Obligor and each Lender;
b.The Administrative Agent shall have received evidence that all material governmental, shareholder, board of director and third party consents and approvals necessary in connection with the execution, delivery and performance of this Amendment and the other transactions contemplated thereby have been obtained;
c.The Administrative Agent shall have received a certificate of a senior officer of the U.S. Borrower, in such capacity, certifying that, to the best of his knowledge after due inquiry, (i) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of the transactions contemplated hereby and (ii) all representations and warranties contained in the Credit Documents are true and correct in all material respects

RGI / BNS / Seventh Amendment

(without duplication of any materiality qualifier in the text of such representation or warranty); and
d.The Borrowers shall have paid all reasonable and documented out-of-pocket costs, fees and expenses paid or incurred by the Administrative Agent incident to this Amendment and the transactions contemplated hereby and thereby, including, without limitation, the reasonable and documented out-of-pocket fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents and instruments, in each case, to the extent invoiced at least two (2) Banking Days prior to the Seventh Amendment Effective Date.
4.Limitation. The amendments evidenced by this Amendment are effective only to the extent specifically set forth herein and shall be limited precisely as written, and nothing in this Amendment shall be deemed to: (a) constitute a waiver of compliance by any Borrower or any other Obligor with respect to any other term, provision or condition of any Credit Document; (b) constitute a consent to any other, further or future action, undertaking, obligation, liability or departure other than as specifically consented to hereby; or (c) waive, release, limit or prejudice any right or remedy that the Administrative Agent or the Lenders at any time may now have or may have in the future under or in connection with any Credit Document.
5.Miscellaneous Provisions.
a.This Amendment is a Credit Document. The Amended Credit Agreement and the other Credit Documents are hereby ratified, approved, confirmed and continued in each and every respect, and the parties hereto agree that the Existing Credit Agreement, as specifically amended and modified by this Amendment, and the other Credit Documents remain in full force and effect in accordance with their respective terms. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness or the other obligations of the U.S. Borrower or any other Loan Party, in whole or in part, under any Credit Document or any guaranty, each of which remains in full force and effect. All references to the Existing Credit Agreement in each of the Credit Documents and in any other document or instrument shall hereafter be deemed to refer to the Amended Credit Agreement. This Amendment shall not be construed as a waiver or amendment of any other provision of the Credit Documents or for any purpose, or a consent to any other, further or future action on the part of the Borrowers or the other Obligors that would require the waiver or consent of the Lenders, except, in each case, as expressly set forth herein. Nothing in this Amendment shall affect, limit or impair the right of the Administrative Agent and the Lenders to demand compliance by the Obligors with all of the terms and conditions of the Credit Documents in all other instances.
b.This Amendment shall be governed by and construed in accordance with the laws of the State of New York, excluding that body of law relating to conflict of laws.  Each Obligor hereby irrevocably submits to the exclusive jurisdiction of any state or federal court sitting in New York, New York (and any appellate court thereof) over any legal action or proceeding with respect to this Agreement or any other Credit Document and each Obligor hereby irrevocably agrees that all claims in respect of any such proceeding may be heard and determined in such state court, or, to the extent permitted by law, in such federal court.  Each

RGI / BNS / Seventh Amendment

Obligor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum or improper venue to the maintenance of any such proceeding.  Each Obligor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party to the address prescribed by Section 15.1 of the Amended Credit Agreement, such service to become effective five (5) Banking Days after such mailing.  Each Obligor agrees that a final judgment in any such proceeding shall be conclusive and may be executed upon and enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing herein shall limit the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by applicable Requirements of Law or to commence legal proceedings or otherwise proceed against any Obligor or its property in any other jurisdiction.  The taking of any proceedings in any one or more jurisdictions shall not preclude the taking of any proceedings in any other jurisdiction.
c.This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by email or other electronic transmission), each of which shall constitute an original and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page (including any Electronic Signature) to this Amendment by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” shall mean an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
d.The execution, delivery and effectiveness of this Amendment shall not prejudice, limit, or operate, or be deemed to operate, as a waiver of, any rights, powers or remedies of the Administrative Agent or the Lenders under the Credit Documents or constitute a waiver of any provision thereof, except as expressly set forth herein.
e.This Amendment shall be binding upon and inure to the benefit of the Administrative Agent, the Lenders, the Borrowers and the other Obligors, and their respective successors and assigns permitted by the Amended Credit Agreement.

[Signature Pages to Follow]

RGI / BNS / Seventh Amendment

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.
U.S. Borrower:
ROYAL GOLD, INC.
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Senior Vice President and Chief Financial Officer

Swiss Borrower:
RGLD GOLD AG
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice Chairman

RGI / BNS / Seventh Amendment

Guarantors:
RG ROYALTIES, LLC
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer
ROYAL GOLD INTERNATIONAL HOLDINGS, INC.
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer
RGLD HOLDINGS, LLC
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer
RGLD GOLD (CANADA) ULC
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer
INTERNATIONAL ROYALTY CORPORATION
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer

RGI / BNS / Seventh Amendment

PREMIER ROYALTY U.S.A. LLC
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer
SANDSTORM METALS & ENERGY (U.S.) LLC
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer
BRIDGEPORT GOLD LLC
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer
CORAL RESOURCES, LLC
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer

RGI / BNS / Seventh Amendment

HOD MADEN HOLDINGS LTD.
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer
SA TARGETED INVESTING CORP.
By: /s/ Paul Libner
Name:    Paul Libner
Title:    Vice President and Treasurer

RGI / BNS / Seventh Amendment

Administrative Agent:
THE BANK OF NOVA SCOTIA
By: /s/ Agnes Podbielski
Name:    Agnes Podbielski
Title:    Director
By: /s/ Melody Quintal
Name:    Melody Quintal
Title:    Associate

RGI / BNS / Seventh Amendment

Lender:
THE BANK OF NOVA SCOTIA
By: /s/ Stephen MacNeil
Name:    Stephen MacNeil
Title:    Managing Director
By: /s/ Angela Krstovic
Name:    Angela Krstovic
Title:    Associate

RGI / BNS / Seventh Amendment

Lender:
CANADIAN IMPERIAL BANK OF COMMERCE
By: /s/ Mark Turner
Name:    Mark Turner
Title:    Executive Director
By: /s/ Monica Lutz
Name:    Monica Lutz
Title:    Director

RGI / BNS / Seventh Amendment

Lender:
BANK OF AMERICA, N.A.
By: /s/ Jan Stein
Name:    Jan Stein
Title:    Senior Vice President

RGI / BNS / Seventh Amendment

Lender:
BANK OF MONTREAL, CHICAGO BRANCH
By: /s/ Zaman Ahmed
Name:    Zaman Ahmed
Title:    Vice President

RGI / BNS / Seventh Amendment

Lender:
ROYAL BANK OF CANADA
By: /s/ Strati Georgopoulos
Name:    Strati Georgopoulos
Title:    Authorized Signatory

RGI / BNS / Seventh Amendment

Lender:
NATIONAL BANK OF CANADA
By: /s/ Zain Ahmed
Name:    Zain Ahmed
Title:    Director
By: /s/ Allan Fordyce
Name:    Allan Fordyce
Title:    Managing Director & Head

RGI / BNS / Seventh Amendment

Lender:
THE TORONTO-DOMINION BANK
By: /s/ Liza Straker
Name:    Liza Straker
Title:    Managing Director
By: /s/ Neeraj Khanna
Name:    Neeraj Khanna
Title:    Vice President

RGI / BNS / Seventh Amendment